Commitments and Contingencies - Schedule of Future Minimum Lease Payments for Operating Leases (Detail) - USD ($) $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Operating Leases, Future Minimum Payments Due, Rolling Maturity [Abstract]
2017	$ 33
2018	23
2019	17
2020	12
2021	5
Thereafter	23
Total future minimum leases payments	$ 113	$ 172